SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           WHG Bancshares Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3)  Filing Party:
--------------------------------------------------------------------------------
     (4)  Date Filed:
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


                                     [LOGO]

                     [WHG Bancshares Corporation Letterhead]









December 18, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of WHG Bancshares Corporation, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 19, 1999, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the Chairman of the Board will report on the operations of the Company. Directors and Officers of the Company will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,

                                           /s/ Peggy J. Stewart
                                           -------------------------------------
                                           Peggy J. Stewart
                                           President and Chief Executive Officer



              1505 York Road o Lutherville, Maryland o 21093-5651
                      Phone: 410-583-8700 FAX 410-583-1863

--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 19, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WHG Bancshares Corporation ("the Company"), will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 19, 1999, at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of three directors of the Company;

     2. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 4, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Diana L. Rohrback
                                              ----------------------------------
                                              Diana L. Rohrback
                                              Corporate Secretary
Lutherville, Maryland
December 18, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 19, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WHG Bancshares Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 19, 1999, 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 18, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 4, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 1,385,780 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least one-third of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                            Amount and          Percent of Shares
                                                             Nature of            of Common Stock
Name and Address of Beneficial Owner                   Beneficial Ownership      Outstanding (%)
------------------------------------                   --------------------      ---------------
Heritage Savings Bank, F.S.B.
Employee Stock Ownership Plan and Trust ("ESOP")
1505 York Road
Lutherville, Maryland 21093                                160,220 (1)             11.56

Jerome H. Davis and Susan B. Davis
c/o David H. Perlmutter, Esq.
200 Park Avenue, Suite 4515                                                         7.97
New York, New York  10166                                  110,448 (2)

All directors and officers of the Company as a group
(14 persons)                                               253,388 (3)             17.43


-------------------------------------
(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from a third party. See "Proposal I Information With Respect To Nominees For Director, Directors Whose Terms Continue, and Executive Officers."
(2) Based upon an amended Schedule 13D filed with the Securities and Exchange Commission, dated July 21, 1998, for which shared voting and dispositive power is shown with respect to such shares.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 67,610 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1996 Stock Option Plan (the "Option Plan"). Excludes 30,816 shares of Common Stock previously awarded but presently subject to forfeiture held by the Management Stock Bonus Plan ("MSBP") and excludes 141,335 shares held by the ESOP (160,220 total shares minus 18,885 shares allocated to executive officers) over which certain directors, as trustees to the ESOP and the MSBP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares. See Proposal I - Information With Respect To Nominees For Director, Directors Whose Terms Continue, and Executive Officers."


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were timely complied with during the 1998 fiscal year.


--------------------------------------------------------------------------------
         PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR;
             DIRECTORS WHOSE TERMS CONTINUE; AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

General

         The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of ten members. Three directors will be elected at the Meeting to serve for three-year terms and until a successor has been elected and qualified.

         Philip W. Chase, Jr., Edwin C. Muhly, Jr. and Peggy J. Stewart have each been nominated by the Board of Directors to serve as directors. Messrs. Chase and Muhly and Ms. Stewart are currently members of the Board and have each been nominated for a three-year term to expire in 2002. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                                              Shares of Common
                                                                             Stock Beneficially
                                        Age at       Year First    Current       Owned as of     Percent
                                       September     Elected or    Term to       December 4,      Owned
Name and Title                         30, 1998    Appointed (1)   Expire          1998 (2)        (%)
--------------                         --------    -------------   ------         ---------       ----
BOARD NOMINEES FOR TERM TO EXPIRE IN 2002
Philip W. Chase, Jr.                      80            1947       1999       17,718   (3)(5)      1.28
Edwin C. Muhly, Jr.                       68            1976       1999       14,218   (3)(5)      1.02
Peggy J. Stewart                          62            1982       1999       54,866   (4)         3.91

DIRECTORS CONTINUING IN OFFICE
Urban P. Francis, Jr.                     72            1981       2000       19,018   (3)(5)      1.37
John E. Lufburrow                         73            1966       2000       37,009   (4)         2.64
Hugh P. McCormick                         78            1947       2000       23,718   (3)(6)      1.71
Herbert A. Davis                          73            1953       2001       13,718   (3)(5)(6)   --(7)
D. Edward Lauterbach, Jr.                 74            1970       2001       13,718   (3)(5)      --(7)
August J. Seifert                         81            1981       2001        6,318   (3)         --(7)
Herbert W. Spath                          78            1976       2001       28,718   (3)         2.07


------------------------------
(1)  Refers to the year the individual first became a director of the Bank.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 1,458 restricted shares granted to such individual pursuant to the MSBP which remain subject to forfeiture and for which such individual does not exercise voting control, and will continue to vest at a rate of one-fifth of the total initially granted (2,430) each year beginning October 8, 1997. Also includes 2,745 shares (as adjusted for the special cash distribution) which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation - Director Compensation."
(4) Excludes 7,776 restricted shares granted to such individual pursuant to the Management Stock Bonus Plan which remain subject to forfeiture and for which such individual does not exercise voting control, and will continue to vest at a rate of one-fifth of the total initially granted (12,960) each year beginning October 8, 1997. Also includes 18,304 shares (as adjusted for the special cash distribution) which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation - Director Compensation."

(footnotes continued on next page)

(5) Excludes 160,220 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP committee or as an ESOP trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from a third party. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Chase, Davis, Lauterbach, Francis, and Muhly to serve on the ESOP committee and to serve as ESOP trustees. The ESOP committee or the Board instructs the ESOP trustee regarding investment of ESOP plan assets. The ESOP trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP trustees as directed by the Board or the ESOP committee.
(6) Mr. Herbert A. Davis and Mr. Hugh P. McCormick are first cousins. (7) Less than 1.0% of outstanding shares of Common Stock.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company as set forth below.

                            Age at
                           September
Name                       30, 1998       Positions Held With the Company
----                       --------       -------------------------------
John E. Lufburrow             73          Chairman of the Board
Peggy J. Stewart              62          President, Chief Executive Officer and Director
Robin L. Taylor               38          Controller
Diana L. Rohrback             46          Vice President and Corporate Secretary
Daniel J. Gallagher           41          Vice President, Chief Financial Officer and
                                          Senior Compliance Officer
Nicholas C. Tracht            51          Vice President, Security Officer and Compliance Officer

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Philip W. Chase, Jr. has served as a director of the Bank since 1947. From 1980 to 1995, he was the Chairman of the Board of Chase, Fitzgerald & Co., Inc., and he also served as President from 1967 to 1980.

         Herbert A. Davis has served as a director of the Bank since 1954. Mr. Davis is the President/Owner of Herbert Davis Associates, a real estate brokerage and development firm. Mr. Davis and Mr. McCormick are first cousins.

         Urban P. Francis, Jr. has been a director of the Bank since 1981. Mr. Francis retired from Urban Francis Inc., an electrical contracting company in 1994 and is currently the majority stockholder.

         D. Edward Lauterbach, Jr. has been a director of the Bank since 1970. Mr. Lauterbach served as President of H.U. Dove & Co., Inc., an insurance company, from which he retired in 1991. Mr. Lauterbach continues to be a consultant to H.U. Dove & Co., Inc.

         John E. Lufburrow joined the Bank in 1950, has been a director of the Bank since 1966 and currently serves as Chairman of the Board. Mr. Lufburrow preceded Ms. Stewart as President and Chief Executive Officer of the Bank.

         Hugh P. McCormick has been a director of the Bank since 1947. He retired in 1982 from McCormick & Co., Inc., a manufacturer and importer of spices and flavorings. Prior to retirement, Mr. McCormick served as the Corporate Assistant Secretary and the Director of a division of McCormick & Co., Inc. He also served as President of a subsidiary of McCormick & Co., Inc. of Baltimore County. Mr. McCormick and Mr. Davis are first cousins.

         Edwin C. Muhly, Jr. has served as a director of the Bank since 1976. Mr. Muhly retired in 1992 as President and Chief Executive Officer of Muhly's Bakery, a retail bakery of which he held the majority stockholder interest.

         August J. Seifert has served as a director of the Bank since 1981. Mr. Seifert holds a one-third partnership interest and serves as Chairman of the Board of Seifert's Florist Inc.

         Herbert W. Spath has been a director of the Bank since 1976. Mr. Spath was retained by the Bank as an advisor from January 1994 to December 1994 and served as the Bank's Treasurer from 1991 to 1993. Prior to 1991, Mr. Spath served as Executive Vice President and Treasurer of the Bank and was President of Hallmark Savings and Loan Association from 1962 to 1976.

         Peggy J. Stewart was appointed Chief Executive Officer of the Bank in 1995 and has served as President since 1994. From 1981 to 1994, Ms. Stewart served as Senior Vice President and Corporate Secretary of the Bank. Ms. Stewart also served as Treasurer of the Bank and was appointed in 1982 to the Bank's Board of Directors. Ms. Stewart has been employed by the Bank since 1953.

         Set forth below is biographical information of those executive officers of the Company who are not also directors of the Company:

         Daniel J. Gallagher has been employed by the Bank since January 1997. Mr. Gallagher is Vice President, Chief Financial Officer, and Senior Compliance Officer. From 1993 to 1997, Mr. Gallagher was employed by Liberty Federal Savings and Loan Association in Baltimore, Maryland, during which time he also served as president of that institution. From 1985 to 1993, Mr. Gallagher was employed by First National Bank of Maryland.

         Diana L. Rohrback has been employed by the Bank for 29 years and has served as an officer of the Bank since 1993. Ms. Rohrback is a Vice President and the Corporate Secretary for the Bank and has served as a branch manager.

         Robin L. Taylor has been an officer of the Bank since 1990 and has been employed by the Bank for 20 years. Ms. Taylor is a certified public accountant and currently serves as the Controller for the Bank.

         Nicholas C. Tracht has been employed by the Bank for 30 years and has been an officer since 1985. Currently, he is a Vice President of the Bank and also serves as the Security Officer and a Compliance Officer.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through the meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1998, the Board of Directors held seventeen regular meetings and two special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1998.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This non-standing committee met once during the 1998 fiscal year.

         The Company does not have a standing Audit Committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors of the Bank meets annually with the Company's independent accountants to review audit matters. The Board of Directors of the Bank met once during the 1998 fiscal year with the independent accountants for this purpose.

         The Compensation and Benefits Committee is comprised of non-employee Directors, Chase, Davis, Lauterbach, Francis and Muhly. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 1998 fiscal year.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended 1998, each non-employee Director and the Chairman of the Board of Directors of the Bank received a monthly fee of $700, regardless of attendance, and $300 for each meeting attended. Each member of the Compensation and Benefits Committee received an additional $300 for attendance at each meeting attended. Each non-employee director who is a member of the Loan Committee is each paid $50 for the first loan reviewed and $25 for each additional loan reviewed. For the fiscal year ended September 30, 1998, total fees paid by the Bank to Directors were $129,250.

         During the 1997 fiscal year, non-employee directors each received restricted stock awards of 2,430 shares under the MSBP and 6,075 shares of Common Stock under the Option Plan. Each employee director received restricted stock awards of 12,960 under the MSBP and 40,501 under the Option Plan. The MSBP and the stock options began vesting at the rate of 20% per year on October 8, 1997. On September 10, 1998, the Company paid a special cash distribution of $3.00 per share. The stock options previously granted were adjusted to reflect the special cash distribution. Non-employee directors and employee directors each received additional stock options of 789 and 5,264, respective. See "Executive Compensation - Summary Compensation
Table," for information regarding the MSBP and stock options received by the chief executive officer, who is also a member of the Board of Directors.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the two years ended September 30, 1998, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                              Annual Compensation                          Long Term Compensation
                              -------------------                                  Awards
                                                                                   ------
                                                                                         Securities
                                                                           Restricted    Underlying               All
Name and             Fiscal                             Other Annual          Stock       Options                Other
Principal Position    Year   Salary($)  Bonus($)(1)   Compensation(2)       Award($)        (#)           Compensation($)(5)
------------------    ----   ---------  -----------   ---------------       --------        ---           ------------------
Peggy J. Stewart      1998    120,000    8,462             --                   --           --                 34,968
President and CEO     1997    110,000    8,077             --              174,150(3)    45,765(4)              43,758

----------------------
(1)  Payment under the Incentive Bonus Plan.
(2) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented there were (a) payments of above-market preferential earnings on deferred compensation;
     (b) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (c) tax payment reimbursements; or (d) preferential discounts on stock.
(3) Represents awards of 12,960 shares of Common Stock under the MSBP based upon the value of such stock of $13.4375 per share as of the date of such award. Such stock awards become non-forfeitable at the rate of 2,592 shares per year commencing on October 8, 1997. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. At September 30, 1998, 7,776 shares with a market value of $90,396 at such date (based on the closing price of Common Stock $11.625 at such date) remain unvested.
(4) Represents award of 36,613 options as of October 8, 1996, at $11.8916 and 9,152 options as of December 9, 1996, at $11.1726 per share. Such awards were adjusted for the special cash distribution in fiscal 1998.
(5) For fiscal years 1998 and 1997, respectively, represents an allocation of 3,008 shares and 2,652 shares of Common Stock under the ESOP (based upon the closing price of the Common Stock of $11.625 and $16.50 on September 30, 1998 and 1997, respectively.)

         Employment Agreement. The Bank entered into an employment agreement with Peggy J. Stewart, President and CEO of the Bank ("Agreement"). The Agreement has a three year term. Ms. Stewart's base compensation under the Agreement is $120,000. Under the Agreement, Ms. Stewart's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Stewart without just cause, Ms. Stewart will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement, but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Stewart will be paid in a lump sum an amount equal to 2.99 times the five year average of her annual taxable compensation. In the event of a change in control at September 30, 1998, Ms. Stewart would have been entitled to a lump sum payment of approximately $308,000.

         1996 Stock Option Plan. The Board of Directors adopted the Option Plan which was approved by stockholders on October 8, 1996. Such plan was amended and ratified by stockholders on January 20, 1998. The amendment to the plan did not increase the number of shares reserved for issuance under the option plan. Pursuant to the Option Plan, 183,058 shares (as adjusted for the special cash distribution) of the Common Stock are reserved for issuance by the Company upon exercise of stock options granted to officers, directors and employees of the Company and Bank from time to time under the Option Plan. No options to purchase shares of Common Stock were granted in fiscal 1998.

         The following tables set forth additional information concerning stock options granted during the 1998 fiscal year.

                     Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                     ---------------------------------------------------------------------------------

                                                        Number of Securities
                                                       Underlying Unexercised        Value of Unexercised
                                                            Options/SARs             In-The-Money Options
                                                          at FY-End (#)(1)               at FY-End ($)
                                                          ----------------               -------------
                    Shares Acquired     Value
Name                on Exercise(#)    Realized ($)  Exercisable/Unexercisable    Exercisable/Unexercisable
----                -------------    -------------  -------------------------    -------------------------
Peggy J. Stewart         --            $   --              14,644 / 21,969                 -- / -- (2)
                         --            $   --               3,660 /  5,492              1,684 / 2,562(3)


------------------------
(1)  No Stock Appreciation Rights (SARs) are authorized under the Option Plan.
(2) Based upon an exercise price of $11.89 per share (as adjusted for the special cash distribution) and estimated price of $11.63 as of September 30, 1998.
(3) Based upon an exercise price of $11.17 per share (as adjusted for the special cash distribution) and estimated price of $11.63 as of September 30, 1998.


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies. If the Company did not have notice of a matter on or before November 21, 1998, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 1998 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1505 York Road, Lutherville, Maryland 21093, no later than August 20, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by November 20, 1999.


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WHG BANCSHARES CORPORATION, 1505 YORK ROAD, LUTHERVILLE, MARYLAND 21093.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Diana L. Rohrback
                                              ----------------------------------
                                              Diana L. Rohrback
                                              Corporate Secretary
Lutherville, Maryland
December 18, 1998

Appendix A




--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 19, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of WHG Bancshares Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland on January 19, 1999, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                     FOR            WITHHELD

1. The election as directors of the nominees
   listed below with terms to expire in 2002:        |_|              |_|

   Philip W. Chase, Jr.
   Edwin C. Muhly, Jr.
   Peggy J. Stewart


(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

          -----------------------------------------------------------

          The Board of Directors recommends a vote "FOR" the above listed proposition.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 18, 1998, and the 1998 Annual Report to Stockholders.



Dated:                              , 199
      -----------------------------      --


------------------------------------        ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


------------------------------------        ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------